SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Total System Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             TOTAL SYSTEM SERVICES, INC.
                                             (Registrant)


March 19, 1996                               By:/s/ Richard W. Ussery
                                                ---------------------
                                                Richard W. Ussery,
                                                Chairman and
                                                Principal Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip W. Tomlinson each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.



/s/James H. Blanchard                           Date:    March 19, 1996
-----------------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                            Date:    March 19, 1996
-----------------------------------------------
Richard W. Ussery,
Chairman of the Board
and Principal Executive Officer


/s/Philip W. Tomlinson                            Date:  March 19, 1996
-----------------------------------------------
Philip W. Tomlinson,
President
and Director


/s/James B. Lipham                                Date:  March 19, 1996
-----------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/William A. Pruett                              Date:   March 19, 1996
-----------------------------------------------
William A. Pruett,
Exective Vice President


/s/M. Troy Woods                                  Date:   March 19, 1996
-----------------------------------------------
M. Troy Woods,
Executive Vice President


/s/G. Sanders Griffith, III                       Date:   March 19, 1996
-----------------------------------------------
G. Sanders Griffith, III,
General Counsel and Secretary


/s/Griffin B. Bell                                Date:   March 19, 1996
-----------------------------------------------
Griffin B. Bell,
Director


/s/ Richard Y. Bradley                            Date:   March 19, 1996
-----------------------------------------------
Richard Y. Bradley,
Director


/s/Salvador Diaz-Verson, Jr.                      Date:   March 19, 1996
-----------------------------------------------
Salvador Diaz-Verson, Jr.,
Director


/s/Kenneth E. Evans                               Date:   March 19, 1996
-----------------------------------------------
Kenneth E. Evans,
Director


/s/Gardiner W. Garrard, Jr.                       Date:   March 19, 1996
-----------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/ John P. Illges                                Date:   March 19, 1996
-----------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                               Date:   March 19, 1996
-----------------------------------------------
Mason H. Lampton,
Director


/s/W. Walter Miller, Jr.                          Date:   March 19, 1996
-----------------------------------------------
W. Walter Miller, Jr.,
Director


/s/H. Lynn Page                                   Date:   March 19, 1996
-----------------------------------------------
H. Lynn Page,
Director


/s/William B. Turner                              Date:   March 19, 1996
-----------------------------------------------
William B. Turner,
Director


/s/George C. Woodruff, Jr.                        Date:   March 19, 1996
-----------------------------------------------
George C. Woodruff, Jr.,
Director


/s/James D. Yancey                                Date:   March 19, 1996
-----------------------------------------------
James D. Yancey,
Director